PUTNAM
TAX EXEMPT
MONEY MARKET
FUND

ANNUAL REPORT

September 30, 1995

[LOGO]
BOSTON * LONDON * TOKYO

PERFORMANCE HIGHLIGHTS
"In just five years, total assets of money funds have grown by 72%, and in the not too distant future, assets should break the elusive $1 trillion  barrier. . . . There are many factors contributing to  asset growth. One of the most important has been the tremendous acceptance of money funds as a viable cash alternative to traditional market securities."
-- IBC Money Market Insight, September 1995

Performance should always be considered in light of a fund's investment strategy. Putnam Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax, consistent with capital preservation, stable principal, and liquidity.

FISCAL 1995 RESULTS AT A GLANCE

TOTAL RETURN:                                                     NAV
----------------------------------------------------------------------
12 months ended 9/30/95
 (change in value during
 period plus reinvested
 distributions)                                                 3.16%
----------------------------------------------------------------------
DISTRIBUTIONS:                  NO.              INCOME        TOTAL
----------------------------------------------------------------------
                                 12           $0.031155     $0.031155
----------------------------------------------------------------------
CURRENT RETURN
(end of period):                                                  NAV
----------------------------------------------------------------------
Current 7-day SEC yield(1)                                      3.19%
Taxable equivalent(2)                                            5.28
Current 30-day SEC yield(1)                                      3.04
Taxable equivalent(2)                                            5.03
----------------------------------------------------------------------

Performance data represent past results. For performance over longer periods, see page 7. (1)The 7- and 30-day yields are the two most common gauges for measuring money-market mutual-fund performance. Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax. (2)Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

FROM THE CHAIRMAN
                                              [PHOTO OF GEORGE PUTNAM]
                                                     (C) KARSH, OTTAWA

DEAR SHAREHOLDER:

PUTNAM TAX EXEMPT MONEY MARKET FUND ENDS ONE FISCAL YEAR AND BEGINS ANOTHER IN ONE OF THE MOST LIVELY BOND MARKETS IN YEARS. INFLATION
APPEARS TO HAVE PEAKED AT 3%, A LOWER LEVEL THAN IN THE MID-1980S. WITH MODEST GROWTH, IT COULD FALL LOWER, MAKING REAL YIELDS EVEN MORE ATTRACTIVE THAN THEY ARE NOW.

THIS FAVORABLE ENVIRONMENT BELIES THE CHALLENGES YOUR FUND FACED DURING THE 12 MONTHS ENDED SEPTEMBER 30, 1995, AS THE ECONOMY SLOWED AND INTEREST RATES -- ESPECIALLY SHORT-TERM RATES -- BEGAN A DESCENT. THE DECLINE IN SHORT-TERM RATES WAS FORESHADOWED WHEN THE FEDERAL RESERVE BOARD OPTED NOT TO ADJUST RATES UPWARD IN FEBRUARY AND THEN WAS CONFIRMED AS THE FED ACTUALLY LOWERED RATES IN JULY.

FUND  MANAGER  LINDSEY STRONG'S CHALLENGE IN THIS ENVIRONMENT  WAS  TO
STAY AHEAD OF THE TREND, WHICH SHE DID BY EXTENDING THE AVERAGE MATURITY OF THE SECURITIES IN THE PORTFOLIO. SHE MADE THE MOVE BEFORE THE FED'S JULY RATE CUT, THUS HELPING THE FUND MAINTAIN ITS COMPETITIVE EDGE. LINDSEY'S REPORT FOR FISCAL 1995 AND HER OUTLOOK FOR THE MONTHS AHEAD APPEAR ON THE FOLLOWING PAGES.

RESPECTFULLY YOURS,

[SIGNATURE}

GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
NOVEMBER 15, 1995

REPORT FROM THE FUND MANAGER
LINDSEY C. STRONG

The 12-month period that ended September 30, 1995, marked another year of solid performance for Putnam Tax Exempt Money Market Fund. Our challenge during the period was to manage the fund in an environment where the economy and the direction of interest rates changed course rather dramatically. Throughout the period, we maintained an active investment strategy of selecting high-quality, short-term instruments for the portfolio, and this resulted in a steady stream of monthly tax-exempt income and a stable price of $1.00 per share.

A CHANGED INVESTMENT ENVIRONMENT

During the last quarter of calendar 1994, economic growth remained strong and concerns about increased inflation dominated the financial markets. At that time, the Federal Reserve Board's anti-inflation policy of periodically raising short-term interest rates was in full force. Even as the Fed was raising rates for the last time in February 1995, the success of its anti-inflation policy was becoming apparent.

The growth in gross domestic product (GDP) slowed from 5.1% during the fourth quarter of 1994 to 2.8% during the first quarter of 1995.
During the second quarter of 1995, GDP declined to 0.5%. By early summer, recession fears began to mount, and in July, the Fed lowered short-term interest rates from 6.0% to 5.75%. Toward the end of the summer, leading economic indicators began to show signs of strength, and recession concerns abated. However, the Fed took no other action.

CAPITALIZING ON INTEREST-RATE MOVES

As interest rates fluctuated during the period, our strategy centered on maximizing income while at the same time maintaining a very high-quality portfolio of securities. To this end, while interest rates were rising, we shortened the average maturity of the portfolio. This allowed us to take advantage of incrementally higher yields.

When it became apparent that rates were unlikely to rise further, we reversed our approach, seeking to lock in higher yields by lengthening the average maturity of the portfolio. Finally, toward the end of the fiscal year, as the direction of interest rates became somewhat uncertain, we put the fund's average maturity in a more neutral position. It is no longer as short as it was very early in the period, nor is it as long as it was in the summer.

SECURITY SELECTION FOCUSED ON QUALITY

Typically,  the  supply  of  tax-exempt  securities  ebbs  and   flows
throughout the year. Because the fiscal year for many municipalities begins in June or July, new issues of tax-exempt securities are usually plentiful during the summer months. While new issuance of securities has lagged that of previous years, we were still able to find securities that measured up to our strict standards for high quality and liquidity in a wide range of states and municipalities.

In selecting securities for the portfolio, we invested primarily in variable rate demand notes (VRDNs). VRDNs pay variable interest rates that reset at daily, weekly, or monthly intervals. Nearly 80% of your fund's investments are insured or backed

PERFORMANCE COMPARISONS (9/30/95)

                                              CURRENT        AFTER-TAX
                                              RETURN*           RETURN
----------------------------------------------------------------------
PASSBOOK SAVINGS ACCOUNT                        2.01%            1.21%
----------------------------------------------------------------------
TAXABLE MONEY-MARKET FUND 7-DAY YIELD            5.35             3.23
----------------------------------------------------------------------
3-MONTH CERTIFICATE OF DEPOSIT (CD)              3.26             1.97
----------------------------------------------------------------------
PUTNAM TAX EXEMPT MONEY MARKET
FUND (7-DAY YIELD)                               3.19             3.19
----------------------------------------------------------------------

* The net asset value of money-market mutual funds is uninsured and designed to be fixed, while distributions vary daily. The principal values on passbook savings and bank CDs are generally insured up to certain limits by state and federal agencies. CDs -
     - unlike money-market funds, which incur more risk -- offer a fixed rate of return. Unlike money-market funds, early withdrawals from bank CDs may be subject to substantial penalties. Investment returns will fluctuate. After-tax return is based on a maximum 39.6% federal tax bracket.

     Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money-market fund 7-day yield). by bank letters of credit. These features enhance the quality assurance of the securities in the portfolio, even those rated in the highest categories by nationally recognized rating services.

OUR OUTLOOK

Going forward, we will be monitoring the economic environment very carefully. Because the Fed seems to have achieved its goal of low inflation and a slowly growing economy, we believe interest rates could decline modestly in the months ahead. However, we do not expect to see extremely steep declines in rates such as the ones we experienced in 1993.

Because your fund's average maturity is relatively neutral, we believe it is well positioned to generate a relatively high amount of income even if rates decline. In the months ahead, we will continue to seek a competitive amount of income by investing in a well-diversified portfolio of tax-exempt money market instruments. We will maintain our emphasis on stability of principal, high quality, and liquidity.


The views expressed throughout the report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

THIS  SECTION  PROVIDES, AT A GLANCE, INFORMATION  ABOUT  YOUR  FUND'S
PERFORMANCE. TOTAL RETURN SHOWS HOW THE VALUE OF THE FUND'S SHARES CHANGED OVER TIME, ASSUMING YOU HELD THE SHARES THROUGH THE ENTIRE PERIOD AND REINVESTED ALL DISTRIBUTIONS BACK INTO THE FUND. WE SHOW TOTAL RETURN IN TWO WAYS: ON A CUMULATIVE LONG-TERM BASIS AND ON AVERAGE HOW THE FUND MIGHT HAVE GROWN EACH YEAR OVER VARYING PERIODS.

TOTAL RETURN FOR PERIODS ENDED 9/30/95

                                            LIPPER
                                        TAX EXEMPT           CONSUMER
                  FUND SHARES         MONEY MARKET              PRICE
                       AT NAV              AVERAGE              INDEX
----------------------------------------------------------------------
1 year                   3.16%               3.24%              2.54%
----------------------------------------------------------------------
5 years                  15.56               15.75              15.45
Annual average            2.94                2.97               2.91
----------------------------------------------------------------------
Life of fund (10/26/87)  34.88               34.76              32.87
Annual average            3.85                3.84               3.65
----------------------------------------------------------------------

Performance data represent past results and should not be taken as an assurance of future performance. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper Tax Exempt Money Market Fund Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper Average.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended September 30, 1995

To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Money Market Fund, including the portfolio of investments owned, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each for the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 10, 1995

PORTFOLIO OF INVESTMENTS OWNED
September 30, 1995

MUNICIPAL BONDS AND NOTES (97.9%)*

PRINCIPAL AMOUNT                            RATINGS**           VALUE

ARKANSAS (4.1%)
----------------------------------------------------------------------
 $3,000,000  University of AR Variable Rate
             Demand Notes (VRDN) 4.35s, 12/1/19
             (Credit Suisse Letter of Credit (LOC))VMIG1  $3,000,000

CALIFORNIA (10.3%)
----------------------------------------------------------------------
  3,500,000  CA Public Cap. Impts. Fin. Auth.
             VRDN Ser. C, 3.75s, 6/1/28 (
             National Westminster Bank USA (LOC))VMIG1      3,500,000
  4,000,000  Pomona CA Redev. Agcy. Multi-Fam.
             VRDN (Bauer Group Apts.), 4.85s,
             12/1/07                            VMIG1       4,000,000
                                                          ------------
                                                           7,500,000
COLORADO (1.1%)
----------------------------------------------------------------------
    800,000  Lakewood, Multi-Fam. Hsg. VRDN 4.05s,
             10/01/07 (Dai Ichi Kangyo Bank (LOC))VMIG1      800,000

GEORGIA (1.4%)
----------------------------------------------------------------------
  1,000,000  De Kalb Cnty. Hsg. Auth. Multi-Fam.
             VRDN (Wood Hills Apt. Project),
             4.4s, 12/01/07 (Bank of Montreal (LOC))A-1+   1,000,000

ILLINOIS (7.8%)
----------------------------------------------------------------------
  3,000,000  Chicago IL Tender Notes Ser. A2,
             VRDN 3.5s, 10/31/95 (Union Bank of
             Switzerland (LOC))                 VMIG1       3,000,000
  1,940,000  Elmhurst IL Rev. Notes VRDN
             (Joint Comm. Accred.), 4.4s, 7/01/18
             (The Sanwa Bank (LOC))              A-1+       1,940,000
    800,000  IL Hlth. Facs. Auth. VRDN (Midwest
             Cambridge Project), 3.9s, 1/1/15
             (National Westminster Bank (LOC))    P-1         800,000
                                                          ------------
                                                            5,740,000
INDIANA (2.1%)
----------------------------------------------------------------------
  1,500,000  Indianapolis IN Multi-Fam. VRDN
             (Canal Square Project), 4.25s,
             12/1/15 (Societe Generale (LOC))   VMIG1       1,500,000

IOWA (2.7%)
----------------------------------------------------------------------
  2,000,000  IA, Student Loan Ser. C, 6.125s,
             12/1/95 AMBAC Indemnity Corp.        AAA       2,005,826


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                            RATINGS**           VALUE

KENTUCKY (8.7%)
----------------------------------------------------------------------
 $1,950,000  Clark Cnty. Poll. Control VRDN
             (Kentucky Pwr. Natural Resources)
             4.15s, 10/15/14                    VMIG1      $1,950,000
  1,442,000  Jefferson Cnty. Indl. Dev.
             VRDN 3.85s, 12/1/14 (Chemical Bank
             (LOC))                               A-1       1,442,000
  3,000,000  Ohio Cnty. Poll. Control VRDN
             (Big Rivers Elec.
 Corp.), 4.55s, 10/1/15, (Chemical Bank (LOC))    P-1       3,000,000
                                                          ------------
                                                            6,392,000
LOUISIANA (1.5%)
----------------------------------------------------------------------
  1,130,000  Orleans, Levee Dist. Impt.
             VRDN 4.5s, 11/1/14 (The Fuji Bank (LOC))           VMIG1
1,130,000

MICHIGAN (6.0%)
----------------------------------------------------------------------
  1,900,000  MI State Job Dev. Auth. VRDN 3.85s,
             12/1/14 (First Bank N.A. (LOC))      A-1       1,900,000
  2,500,000  MI State Underground Storage Tank
             Auth. VRDN Ser. I, 4.35s, 12/1/04
             (Canadian Imperial Bank of
             Commerce (LOC))                    VMIG1       2,500,000
                                                          ------------
                                                            4,400,000
MINNESOTA (2.1%)
----------------------------------------------------------------------
  1,500,000  St. Louis Park, Indl. Dev. VRDN
             (Unicare Homes Project), 3.9s, 8/1/14
             (Banque Paribus (LOC))               A-1       1,500,000

MISSISSIPPI (8.8%)
----------------------------------------------------------------------
  3,000,000  Jackson Cnty Poll. Control
             VRDN (Chevron USA Project), 4.4s,
             6/1/23                               P-1       3,000,000
  3,440,000  Jackson Cnty. VRDN (Wtr. System),
             3.60s, 11/1/24                     VMIG1       3,440,000
                                                          ------------
                                                           6,440,000
NEW HAMPSHIRE (2.6%)
----------------------------------------------------------------------
  1,900,000  NH ST Hsg. Auth. Mutli-Fam. Hsg.
             VRDN (Fairways Project), 4.35s, 1/1/24
             (General Electric Capital Corp. (LOC))VMIG1    1,900,000

NORTH DAKOTA (2.2%)
----------------------------------------------------------------------
  1,600,000  Mercer Cnty. Solid Waste Disp. VRDN
             (United Power Project) 3.95s,
             12/1/18                            VMIG1       1,600,000

OHIO (2.1%)
----------------------------------------------------------------------
  1,500,000  Cleveland OH City Sch. Dist. Antic.
             Notes 4.5s, 6/1/96 AMBAC Indemnity
             Corp.                                AAA       1,509,272


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                            RATINGS**           VALUE

OKLAHOMA (3.1%)
----------------------------------------------------------------------
 $2,300,000  Tulsa Cnty. Indl. Auth. Hlth. Care
             VRDN (Laureate Psychiatric Project),
             3.75s, 12/15/08                     A-1+      $2,300,000

OREGON (7.8%)
----------------------------------------------------------------------
  2,000,000  Klamath Falls Elec. Rev. VRDN
             (Salt Caves Hydroelectric), 4.4s,
             5/1/23                              SP1+       2,000,000
  3,700,000  Portland OR Poll. Control VRDN
             (Reynolds Metals) 4.1s, 12/1/09
             (Bank of Nova Scotia (LOC))          P-1       3,700,000
                                                          ------------
                                                           5,700,000
SOUTH DAKOTA (4.0%)
----------------------------------------------------------------------
  2,915,000  Rapid City, Economic Dev. VRDN
             (Civic Ctr. Assn. Partnership),
             4.35s, 12/1/16 (Citibank, N.A. (LOC))P-1      2,915,000

TENNESSEE (5.5%)
----------------------------------------------------------------------
  4,000,000  Clarksville Pub. Bldg. Auth. VRDN 4.45s,
             6/1/24 (Nations Bank of Tennessee (LOC))             A-1
4,000,000

TEXAS (8.1%)
----------------------------------------------------------------------
  4,000,000  Lone Star Arpt. Imp. Auth. VRDN
             (Multi-Mode American Airlines)
             4.75s, 12/1/14 (Royal Bank of Canada
             (LOC))                             VMIG1       4,000,000
  1,900,000  Lower Neches Valley Auth. Poll.
             Control (Chevron USA Project) 3.75s,
             2/15/17                             A-1+       1,900,000
                                                          ------------
                                                           5,900,000
WISCONSIN (5.9%)
----------------------------------------------------------------------
  4,300,000  Alma, Poll. Cntl. VRDN (Dairyland Pwr.
             Project), 3.9s, 2/1/15 (RaboBank
             Nederland (LOC))                     P-1       4,300,000
----------------------------------------------------------------------
             TOTAL MUNICIPAL BONDS AND NOTES
             (cost $71,532,098)
                                                          $71,532,098
----------------------------------------------------------------------


MUNICIPAL COMMERCIAL PAPER (28.2%)*
PRINCIPAL AMOUNT                            RATINGS**           VALUE

 $3,000,000  Burke Cnty. GA Dev. Auth. Poll.
             Control 3.7s, 10/25/95
             (Credit Suisse (LOC)                     A-1+  $3,000,000
  1,000,000  Chatom AL Indl. Dev. Poll. Control
             3.7s, 10/3/95                            A-1+   1,000,000
  2,500,000  Clairborne Cnty MS Poll. Control 3.6s,
             11/7/95                                  A-1+   2,500,000
  1,140,000  Cornell TWP. MI EIndl. Dev. 4.15s, 10/2/95
             (Credit Suisse (LOC))                    A-1+   1,140,000
  2,000,000  Gillette WY Poll. Control 3.75s,
             11/1/95 (Deutsche Bank AG (LOC))          P-1   2,000,000
  2,000,000  Hillsboro Cnty. FL Aviation Auth.
             3.75s, 10/02/95 (National Westminster
             Bank PLC (LOC))                          A-1+   2,000,000
  3,000,000  Montgomery AL Gas & Elec.
             (General Electric Project) 4.15s,
             10/31/95                                 A-1+   3,000,000
  2,000,000  Sunshine St Gov. Fing. Comm. FL 3.6s,
             11/15/95 (Union Bank of Switzerland,
             National Westminster Bank, Morgan
             Guaranty (LOC))                         VMIG1   2,000,000
  1,200,000  Toledo Lucas Cnty. OH Port Auth.
             3.85s, 11/16/95 (Bank of Nova Scotia
             (LOC))                                   A-1+   1,200,000
  1,000,000  Venango PA Indl. Dev. Auth. 3.8s,
             11/10/95 (National Westminster Bank
             (LOC))                                    P-1   1,000,000
  1,800,000  West Orange Cnty. FL Mem. Hosp. 3.8s,
             10/11/95 (RaboBank Nederland (LOC))     VMIG1   1,800,000
----------------------------------------------------------------------
             TOTAL MUNICIPAL COMMERCIAL PAPER
             (cost $20,640,000)                            $20,640,000
----------------------------------------------------------------------
             TOTAL INVESTMENTS (cost $92,172,098)***       $92,172,098
----------------------------------------------------------------------

NOTES
----------------------------------------------------------------------
* Percentages indicated are based on total net assets of $73,066,188 which correspond to a net asset value per share of $1.00.

** The Moody's or Standard & Poor's ratings are believed to be the most recent ratings available at September 30, 1995, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. These ratings are not covered by the Report of independent accountants.

     Moody's Investors Services, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade," or "MIG," for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax-exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

     Moody's Investor Services, Inc.

     MIG1/VMIG1 = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
     MIG2/VMIG2 = High quality, ample protection of cash flows, liquidity support and ability to refinance
     AAA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
     P-1 = Superior capacity for repayment
     P-2 = Strong capacity for repayment

     Standard & Poor's Corp.
     SP-1 = Overwhelming safety characteristics
     SP-2 = Strong capacity to pay principal and interest
     A-1+ = Overwhelming degree of credit protection
     A-1 = Strong degree of safety
     A-2 = Considered strong but lacks solid strength for timely repayment

***  The aggregate identified cost on a tax basis is the same.

     The rates shown on Variable Rate Demand Notes (VRDN) are the current interest rates at September 30, 1995, which are subject to change based on the terms of the security.

     The fund had the following industry group concentrations greater than 10% on September 30, 1995 (as a percentage of total net assets):

     Utilities       22.3%
     Housing         14.6

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS
----------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)      $92,172,098
----------------------------------------------------------------------
Cash                                                           287,463
----------------------------------------------------------------------
Interest and other receivables                                 522,777
----------------------------------------------------------------------
Receivable for shares of the fund sold                          89,337
----------------------------------------------------------------------
Receivable for securities sold                                  50,000
----------------------------------------------------------------------
TOTAL ASSETS                                                93,121,675
----------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------
Distributions payable to shareholders                           23,589
----------------------------------------------------------------------
Payable for shares of the fund repurchased                  19,885,849
----------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                    99,137
----------------------------------------------------------------------
Payable for administrative services (Note 2)                     2,045
----------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)      22,570
----------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                      139
----------------------------------------------------------------------
Other accrued expenses                                          22,158
----------------------------------------------------------------------
TOTAL LIABILITIES                                           20,055,487
----------------------------------------------------------------------

NET ASSETS                                                 $73,066,188
----------------------------------------------------------------------
Represented by Paid-in capital (Note 4)                    $73,066,188
----------------------------------------------------------------------
Net asset value, offering and redemption price per share
 ($73,066,188 divided by 73,066,188 shares)                      $1.00
----------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year ended September 30, 1995

TAX EXEMPT INTEREST INCOME                                  $3,388,858
----------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------------
Compensation of Manager (Note 2)                               412,686
----------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                 188,999
----------------------------------------------------------------------
Compensation of Trustees (Note 2)                                3,605
----------------------------------------------------------------------
Reports to shareholders                                         31,335
----------------------------------------------------------------------
Auditing                                                        29,558
----------------------------------------------------------------------
Legal                                                           17,411
----------------------------------------------------------------------
Postage                                                         13,493
----------------------------------------------------------------------
Administrative services (Note 2)                                 5,147
----------------------------------------------------------------------
Registration fee                                                34,676
----------------------------------------------------------------------
Other expenses                                                   3,356
----------------------------------------------------------------------
TOTAL EXPENSES                                                 740,266
----------------------------------------------------------------------
FEES PAID INDIRECTLY (NOTE 2)                                (193,875)
----------------------------------------------------------------------
NET EXPENSES                                                   546,391
----------------------------------------------------------------------
NET INVESTMENT INCOME                                        2,842,467
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $2,842,467
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                               YEAR ENDED SEPTEMBER 30
----------------------------------------------------------------------
                                                    1995         1994
----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------
Operations:
----------------------------------------------------------------------
Net investment income                         $2,842,467    $1,741,373
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                2,842,467    1,741,373
----------------------------------------------------------------------
Distributions to shareholders from:
----------------------------------------------------------------------
Net investment income                        (2,842,467)   (1,741,373)
----------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                       (25,331,139)    17,321,543
----------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS     (25,331,139)   17,321,543
----------------------------------------------------------------------

NET ASSETS
----------------------------------------------------------------------
Beginning of year                             98,397,327    81,075,784
----------------------------------------------------------------------
END OF YEAR                                  $73,066,188   $98,397,327
----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                               YEAR ENDED SEPTEMBER 30
----------------------------------------------------------------------
                             1995      1994    1993      1992     1991
----------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------
Net investment income      $.0312    $.0191  $.0184 $.0297(a)$.0462(a)
----------------------------------------------------------------------
----------------------------------------------------------------------
Net realized loss on
investments                    --        --      --        --  (.0001)
----------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                  .0312     .0191   .0184     .0297    .0461
----------------------------------------------------------------------
TOTAL DISTRIBUTIONS       (.0312)   (.0191) (.0184)   (.0297)  (.0461)
----------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE (%)(B)      3.16      1.93    1.85      3.02     4.74
----------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (in thousands)           $73,066   $98,397 $81,076   $81,820 $100,077
----------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)     .81       .71     .99    .87(a)   .79(a)
----------------------------------------------------------------------
Ratio of net investment
income to average net
assets (%)                   3.10      1.97    1.85   2.99(a)  4.62(a)
----------------------------------------------------------------------

(a) Reflects a voluntary expense limitation. As a result of such limitation, expenses of the fund for the years ended September 30, 1992 and 1991 reflect per share reductions of approximately $0.0029 and $0.0030, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. See Note 2.

NOTES TO FINANCIAL STATEMENTS
September 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term tax exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATIONS The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B   SECURITY TRANSACTIONS  Security transactions are accounted for  on the trade date (date the order to buy or sell is executed).

C FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal or excise taxes on income and capital gains.

D INTEREST INCOME AND DISTRIBUTIONS TO SHAREHOLDERS Interest income is recorded on the accrual basis. Income dividends (and distributions of capital gains, if any) are recorded daily by the fund and distributed monthly to the shareholders.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation   of   Putnam  Investment  Management,   Inc.,   ("Putnam
Management") the fund's Manager, a wholly-owned subsidiary of Putnam

Investments, Inc. for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, and 0.25% of any amount over $1.5 billion, subject to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $420 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial  functions  for the fund's assets  are  provided  by  Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1995, fund expenses were reduced by $193,875, under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35% of the average net assets of the funds. Currently, no payments are being made under the plan.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During  the  year  ended  September  30,  1995,  purchases  and  sales
(including maturities) of investment securities (all short-term obligations) aggregated $589,549,980 and $595,396,915, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES

At September 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares, at a constant net asset value of $1.00 per share, were as follows:

                                               YEAR ENDED SEPTEMBER 30
----------------------------------------------------------------------
                                                    1995          1994
----------------------------------------------------------------------
Shares sold                                  561,608,126   608,686,024
Shares issued in connection with
reinvestment of distributions                  2,587,440     1,581,308
----------------------------------------------------------------------
                                             564,195,566   610,267,332
----------------------------------------------------------------------
Shares repurchased                         (589,526,705) (592,945,789)
----------------------------------------------------------------------
NET INCREASE (DECREASE)                     (25,331,139)    17,321,543
----------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

OUR COMMITMENT TO QUALITY SERVICE

CHOOSE AWARD-WINNING SERVICE.

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past five years, through 1994. DALBAR, an independent research firm, ran more than 10,000 tests of 38 shareholder service components. In every category, Putnam outperformed the industry standard.

HELP YOUR INVESTMENT GROW.

Set up a systematic program for investing with as little as $25 a month from a Putnam fund or from your checking or savings account.*

SWITCH FUNDS EASILY.

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY QUICKLY.

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.


* Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market. Investors should consider their ability to continue purchasing shares during periods of low price levels.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William F. McGue
Vice President

Blake E. Anderson
Vice President

Lindsey C. Strong
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll-free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION; ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY; AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                             Bulk Rate
                                                          U.S. Postage
                                                                  PAID
                                                                Putnam
                                                           Investments

20968-062  11/95

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points and similar graphic symbols are omitted.

(7)  Page numbering is different.